UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2022

CONCIERGE TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-29913	90-1133909
(Commission File Number)	(IRS Employer Identification No.)

120 Calle Iglesia, Unit B
San Clemente, CA, 92672
(Address of Principal Executive Offices)

(866)-800-2978
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NA	NA	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that may constitute forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include, but are not limited to, statements regarding consummation of the acquisition and funding initiatives. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, as well as the Company’s expectations, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected closing of the acquisition. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 7, 2022, Concierge Technologies, Inc. (the “Company”) filed a certificate of amendment to its articles of incorporation (the “Amended Articles of Incorporation”) with the Secretary of State of Nevada changing the name of the Company from “Concierge Technologies, Inc.” to “The Marygold Companies, Inc.” (the “Name Change”), effective as of March 10, 2022.

The descriptions of the Amended Articles of Incorporation contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete texts of the Amended Articles of Incorporation, a copy of which is filed as Exhibits 3.1, hereto and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On March 7, 2022, the Company issued a press release titled, “Concierge Technologies, Inc. Announces Uplist to NYSE American Exchange and Corporate Name Change to “The Marygold Companies, Inc.” announcing, subject to meeting all initial listing requirements (including the pricing requirement), the Company’s uplist to NYSE American, LLC and its name change. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01 Financial Statements and Exhibits (d) Exhibits.

(d) Exhibit

Exhibit Number	Description
3.1 99.1

Certificate of Amendment, dated March 7, 2022

Press Release dated March 7, 2022, Titled, “Concierge Technologies, Inc. Announces Uplist to NYSE American Exchange and Corporate Name Change to “The Marygold Companies, Inc.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2022

CONCIERGE TECHNOLOGIES, INC.

/s/ Nicholas Gerber
Nicholas Gerber
Chief Executive Officer